                           ESCROW AGREEMENT

 This Escrow Agreement is made as of the 18th day of March, 1997, by and among Applied Cellular Technology, Inc., a Missouri corporation ("ACT"), Stanley O. Hopper, an individual, having an address at 8500 Carbine Court, Suite 3, Sacramento, California 95828 ("Stanley Hopper"), Stephen M. Hopper, an individual, having an address at 1907 Mt. Ranier Loop, Flagstaff, Arizona 86004 ("Stephen Hopper") (sometimes hereinafter collectively referred to as the "Sellers"), and Robert Sternfels, Esquire, having an address at 1101 W. Tokay, Lodi, California 95240-3894 (the "Escrow Agent").

                              WITNESSETH

WHEREAS, prior to the date hereof, the Sellers, in the aggregate, owned all of the issued and outstanding stock of Hopper Manufacturing Company, a California corporation ("HMC"); and

WHEREAS, effective as of the date hereof, the Sellers have sold to ACT, and ACT has purchased from the Sellers, all of the issued and outstanding stock of HMC (the "HMC Stock") pursuant to a certain Agreement of Sale dated as of March 18, 1997 (the "Stock Sale Agreement"); and

WHEREAS, in consideration for the HMC Stock, ACT has transferred one hundred seventy-nine thousand one hundred and four (179,104) shares of ACT's common stock to the Sellers (the "ACT Stock") and, concurrent with such transfer, HMC has refinanced its outstanding indebtedness which is guaranteed by ACT; and

WHEREAS, as condition of closing, the Sellers and ACT have agreed that the Sellers shall execute, together with Sellers, certain financing arrangements as guarantors and borrowers, respectively, including, but not limited to, a Line of Credit and a Term Loan ("Financing Arrangements"); and

WHEREAS, pending the completion of the Financing Arrangements, the Sellers and ACT have agreed that the ACT Stock and the HMC Stock shall be held in escrow in accordance with the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is being hereby acknowledged, the parties hereto hereby agree as follows:

1.    Establishment of Escrow.
      -----------------------

      A. The Sellers and ACT acknowledge that, as of the date hereof, they have executed all documents required in connection with the closing of the sale of the HMC Stock to ACT and, in consideration therefore, the transfer of the ACT Stock by ACT to the Sellers. The Sellers and ACT further acknowledge that, as of the date hereof, they have placed the following items in escrow with the Escrow Agent to be released only in accordance with the terms hereinafter set forth:

            i. Both the HMC Stock and ACT Stock (the HMC Stock and ACT Stock being hereinafter collectively referred to as the "Escrow Stock").

            ii. Duly executed, undated stock powers as necessary to transfer the HMC Stock to the Sellers and the ACT Stock to ACT (the "Stock Powers").

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                                                               ESCROW AGREEMENT
                                                                         Page 2

      B. The Escrow Agent hereby acknowledges receipt of the Escrow Stock and the Stock Powers. The HMC Stock and the ACT Stock are more particularly described on the annexed Schedules A and B, respectively.

2.    Conditions to Release of Escrow.
      -------------------------------

      A. The Escrow Agent shall release the HMC Stock to ACT and the ACT Stock to the Sellers upon the occurrence of the following event:

            i. The completion of the execution of any and all documents necessary to complete the Financing Arrangements with Sanwa Bank California.

      B. Prior to releasing the Escrow Stock in accordance with Section 2A above, the Escrow Agent shall provide not less than one (1) day prior written notice to the Sellers and ACT (at the addresses and in the manner provided in the notices section of the Stock Sale Agreement). In the event that the Escrow Agent shall receive a written objection from any party hereto, the Escrow Agent shall continue to hold the ACT Stock and the HMC Stock in escrow until:

            i. The receipt of the joint written instructions of ACT and the Sellers; or

            ii.   Otherwise directed by a court of competent jurisdiction.

            Thereafter, the Escrow Agent shall have no liability or responsibility hereunder.

      C. Upon release of the Escrow Stock, pursuant to this Section 2, the Escrow Agent shall return each of the Stock Powers to the party that executed the applicable Stock Power.

3.    Termination Option.
      ------------------

      A. In the event that the Escrow Agent has not released the ACT Stock to the Sellers due to the failure of the conditions set forth in Section 2A above, the Sellers shall have the right, upon written notice to the Escrow Agent and ACT, to compel the Escrow Agent to deliver their respective shares of HMC Stock to them together with the appropriate Stock Powers as necessary to effectuate the transfer of such HMC Stock to the applicable

4.    Escrow Agent.  This Escrow Agreement sets forth exclusively the Duties
      ------------
            of the Escrow Agent with respect to any and all matters pertaining hereto. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and the Escrow Agent may assume that any person purporting to give any notice or receipt of advice or make any statements in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be liable for any mistake of fact or error of judgment or for any acts or omissions of any kind except if such act or omission constitutes bad faith or fraud. Except with respect to claims based upon the Escrow Agent's gross negligence or willful misconduct, the parties hereto jointly and severally shall indemnify and hold the Escrow Agent harmless

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                                                               ESCROW AGREEMENT
                                                                         Page 3

            from any claim arising out of or related to this Escrow Agreement, such indemnification to include all costs and expenses incurred by the Escrow Agent, including, but not limited to, reasonable attorney's fees. The parties acknowledge that the Escrow Agent is merely serving as a depository hereunder and that it has served and will continue to serve as counsel for HMC with respect to the transactions contemplated by the Stock Sale Agreement. The Escrow Agent shall be entitled to serve as legal counsel and to represent HMC in any dispute involving the parties hereto. The Escrow Agent shall not be treated as being in a conflict situation with respect to its representation of HMC by virtue of its agreeing to serve as Escrow Agent hereunder.

7.    Construction.  The parties acknowledge that they and their respective
      ------------
      counsel have independently reviewed and had an opportunity to make changes to this Agreement and that the normal rule of construction, whereby ambiguities are to be resolved against the drafting party shall be inapplicable to this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Escrow Agreement as of the date first above written.


WITNESS:


                                    /s/ Stanley O. Hopper
------------------------------      -------------------------------------------
                                    Stanley O. Hopper



                                    /s/ Stephen M. Hopper
------------------------------      -------------------------------------------
                                    Stephen M. Hopper



ATTEST:                             APPLIED CELLULAR TECHNOLOGY, INC.



By:                                 By:  /s/ Garrett A. Sullivan
   ---------------------------         ----------------------------------------
                                        Its:  President



By:                                    /s/ Robert Sternfels
   ---------------------------      -------------------------------------------
                                    Robert Sternfels, Esquire


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                                   SCHEDULE A


                            DESCRIPTION OF HMC STOCK


               3,800,001 shares in the name of Stanley O. Hopper

                200,001 shares in the name of Stephen M. Hopper



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                                   SCHEDULE B


                           DESCRIPTION OF ACT STOCK


                179,104 shares of restricted common shares